SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 5, 2014
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11 -2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Research Frontiers (Nasdaq: REFR) and Diamond Glass announced today that Diamond Glass has acquired a license from Research Frontiers Inc. to make and sell SPD-SmartGlass architectural smart window products throughout Europe. The non-exclusive license grants Diamond Glass the right to manufacture and sell SPD-SmartGlass architectural products including windows, doors, solar shading screens, curtainwalls, and skylights, and provides for a 15% royalty to Research Frontiers on sales of licensed SPD-SmartGlass products. The minimum annual royalties and other fees and license terms were not disclosed.

Research Frontiers is the developer and licensor of patented SPD-Smart light-control film technology. SPD-Smart light control film technology transforms widely used products – windows, skylights and more – into products that instantly and precisely control the light, glare and heat entering a home, office, or vehicle. SPD-SmartGlass is instantly tunable to an infinite number of light transmission states regardless of window size, and easily adapts to individual preferences using control devices ranging from basic dimmer switches and photosensors to those that are integrated into a smart home or office intelligent control system. These unequalled performance characteristics help optimize energy-saving daylight harvesting benefits and many other desired outcomes such as increased security, noise reduction and protection from harmful ultraviolet light.

Michael Kelleher, Director of Diamond Glass, noted: “Because of our prior experience with Smart Glass International whose assets we acquired earlier this year, we immediately saw the potential for adding SPD-SmartGlass to our existing line of high-end glass products. SPD-SmartGlass offers our customers an unprecedented combination of benefits including energy efficiency, privacy and the preservation of views while at the same time controlling light, solar heat gain, and glare in an elegant manner. Like our other high-end glass products, SPD-SmartGlass adds design aesthetics and functionality to glass.”

Joseph M. Harary, President and CEO of Research Frontiers, welcomed Diamond Glass to its growing group of licensed companies and noted: “We were impressed with the product line and business growth that has made Diamond Glass a rapidly growing and well-respected company. Their prior experience with switchable glass, combined with a commitment to provide their customers with the best performing glass products, and their greater resources and expanding presence in Ireland, the UK and mainland Europe will help bring the many benefits of SPD-SmartGlass to a wider group of designers, architects and specifiers.”

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Research Frontiers Press Release dated May 5, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: May 5, 2014